                                   Exhibit 4.1


                                     [Front]

Number ____________                                             Shares _________


                             EBIZ ENTERPRISES, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
                  70,000,000 AUTHORIZED SHARES $.001 PAR VALUE

                                                         CUSIP _________________
                                                                  SEE REVERSE
                                                         FOR CERTAIN DEFINITIONS



THIS CERTIFIES THAT ____________________________________________

Is The Owner of _____________________________________________

     FULLY PAID AND NON-ASSESSABLE SHARES OF $.001 PAR VALUE COMMON STOCK OF

                             EBIZ ENTERPRISES, INC.

transferable only on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

         IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated: ________________

_______________________________                  _______________________________
President                                        CEO

[SEAL]
                                     [Back]



                 TRANSFER FEE: $20.00 PER NEW CERTIFICATE ISSUED

         The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common               UNIF GIFT MIN ACT - Custodian
TEN ENT  - as tenants by the entireties
JT TEN   - as joint tenants with right of     ----------------------------------
           Survivorship and not as tenants                       (Cust)  (Minor)
           in common                           under Uniform Gifts to Minor
                                               Act
                                                   -----------------------------
                                                             (State)


     Additional abbreviations may also be used though not in the above list

________________________________________________________________________________

FOR VALUE RECEIVED______________________________________________________________

Please insert Social Security or other identifying number of assignee __________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________ Shares
of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________ attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated___________________



                           _____________________________________________________

                           _____________________________________________________

                           NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:




------------------------

The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.